                                  EXHIBIT 10.2


Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

                                 Amendment No. 2

              to the AIRBUS A300-600R FREIGHTER PURCHASE AGREEMENT

                            dated as of July 3, 1991

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           FEDERAL EXPRESS CORPORATION


This Amendment No. 2 (hereinafter referred to as the "Amendment") is entered into as of August 17, 1994, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and FEDERAL EXPRESS CORPORATION, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 2005 Corporate Avenue, Memphis, Tennessee 38132, U.S.A. (hereinafter referred to as the "Buyer").

All capitalized terms not otherwise defined herein will have the meanings provided for in the Agreement (as defined hereinbelow). The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.


                                    Amdt. 2-1

                                   WITNESSETH

WHEREAS, the Buyer and the Seller are parties to that certain A300-600R Freighter Purchase Agreement dated as of July 3, 1991, relating to the sale by the Seller and the purchase by the Buyer of up to seventy-five (75) Airbus Industrie A300-600R freighter model aircraft (the "Aircraft") (comprising twenty-five (25) firmly ordered Airbus Industrie A300-600R freighter model aircraft (the "Firm Aircraft"), twenty-five (25) reconfirmable Airbus Industrie A300-600R freighter model aircraft for which the order may be reconfirmed (the "Reconfirmable Aircraft") and twenty-five (25) option Airbus Industrie A300-600R freighter model aircraft (the "Option Aircraft")) which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1, entered into as of October 2, 1992, is hereinafter referred to as the "Agreement"; and

WHEREAS, the Buyer and the Seller agree to revise the delivery schedule for the twenty-five (25) Firm Aircraft and twenty-five (25) Reconfirmable Aircraft by inclusion of one (1) advanced delivery position;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   DELIVERY SCHEDULE

     The Seller hereby offers and the Buyer hereby accepts one (1) advanced delivery position in November 1995. Accordingly, the delivery schedule set forth in Subclause 9.1 of the Agreement in respect of Firm Aircraft and Reconfirmable Aircraft is hereby superseded and replaced as follows (the "Revised Schedule"):

QUOTE
          Firm Aircraft No.             Month of Delivery
          -----------------             -----------------
               1                        *
               2                        *
               3                        *
               4                        *
               5                        *
               6                        *
               7                        *
               8                        *
               9                        *
               10                       *
               11                       *
               12                       *
               13                       *
               14                       *

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                    Amdt. 2-2

               15                       *
               16                       *
               17                       *
               18                       *
               19                       *
               20                       *
               21                       *
               22                       *
               23                       *
               24                       *
               25                       *

     Reconfirmable Aircraft No.         Month of Delivery
     --------------------------         -----------------
               1                        *
               2                        *
               3                        *
               4                        *
               5                        *
               6                        *
               7                        *
               8                        *
               9                        *
               10                       *
               11                       *
               12                       *
               13                       *
               14                       *
               15                       *
               16                       *
               17                       *
               18                       *
               19                       *
               20                       *
               21                       *
               22                       *
               23                       *
               24                       *
               25                       *

[*                     ]
UNQUOTE
     Upon signature of this Amendment, the Buyer shall make all those Predelivery Payments that have not already been paid and that would have been due prior to signature of this Amendment with respect to the Aircraft under the Revised Schedule, assuming for this purpose that the Aircraft delivery dates set forth in the Revised Schedule had been set forth at the original date of execution of the Agreement.

     The Buyer and the Seller also hereby agree that, except as otherwise provided in this Paragraph 1, all other provisions of Clause 9 (and all other Clauses and Subclauses) of the

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                    Amdt. 2-3

     Agreement shall apply to the rescheduled Firm Aircraft and Reconfirmable Aircraft as though the delivery schedules set forth in the Revised Schedule had been originally set forth in Clause 9 of the Agreement.

2.   EFFECT OF AMENDMENT

     The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

     The Amendment will become effective upon the Seller's receipt of all Predelivery Payments due as described above in Paragraph 1 of this Amendment.

3.   GOVERNING LAW

     THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.   CONFIDENTIALITY

     Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review the said document. The Buyer and Seller will consult with each other and obtain the other's written approval (not to be unreasonably withheld) prior to the making of any public disclosure or filing, otherwise permitted hereunder, of this Agreement or the terms and conditions thereof. The Buyer will make the final determination of the necessity of compliance by it with laws regarding public filings. The provisions of this Paragraph 4 will survive any termination of this Amendment.


                                    Amdt. 2-4

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.




                                        Very truly yours,

                                        AVSA, S.A.R.L.

                                           By: /s/ CHRISTOPHE MOUREY

                                           Its: AVSA Chief Executive Officer

Accepted and Agreed:

FEDERAL EXPRESS CORPORATION



By: /s/ JAMES R. PARKER

Its: Vice President

Date:  August 17, 1994


                                    Amdt. 2-5

Federal Express (FDX)
General Chronological Predelivery Payment Schedule at September 1994 Administrator Jakob Fuhkenstein
The : 21/09/1994 - From : AVSA                                   Page 1

                                                                                                        Amount      Total/
Due Date          A/C - Eng. MSN          A/C Rk          Del. Date          Pmt N          Pt          Due US$     Date US$
--------          --------------          ------          ---------          -----          --          -------     --------

3 Jul 1991        A300-B4 600F/GE         1               *                  1              CH              *
                  A300-B4 600F/GE         2               *                  1              CH              *
                  A300-B4 600F/GE         3               *                  1              CH              *
                  A300-B4 600F/GE         4               *                  1              CH              *
                  A300-B4 600F/GE         5               *                  1              CH              *
                  A300-B4 600F/GE         6               *                  1              CH              *
                  A300-B4 600F/GE         7               *                  1              CH              *
                  A300-B4 600F/GE         8               *                  1              CH              *
                  A300-B4 600F/GE         9               *                  1              CH              *
                  A300-B4 600F/GE         10              *                  1              CH              *
                  A300-B4 600F/GE         11              *                  1              CH              *
                  A300-B4 600F/GE         12              *                  1              CH              *
                  A300-B4 600F/GE         13              *                  1              CH              *
                  A300-B4 600F/GE         14              *                  1              CH              *
                  A300-B4 600F/GE         15              *                  1              CH              *
                  A300-B4 600F/GE         16              *                  1              CH              *
                  A300-B4 600F/GE         17              *                  1              CH              *
                  A300-B4 600F/GE         18              *                  1              CH              *
                  A300-B4 600F/GE         19              *                  1              CH              *
                  A300-B4 600F/GE         20              *                  1              CH              *
                  A300-B4 600F/GE         21              *                  1              CH              *
                  A300-B4 600F/GE         22              *                  1              CH              *
                  A300-B4 600F/GE         23              *                  1              CH              *
                  A300-B4 600F/GE         24              *                  1              CH              *
                  A300-B4 600F/GE         25              *                  1              CH              *
                  A300-B4 600F/GE         26              *                  Dp             CH              *
                  A300-B4 600F/GE         27              *                  Dp             CH              *
                  A300-B4 600F/GE         28              *                  Dp             CH              *
                  A300-B4 600F/GE         29              *                  Dp             CH              *
                  A300-B4 600F/GE         30              *                  Dp             CH              *
                  A300-B4 600F/GE         31              *                  Dp             CH              *
                  A300-B4 600F/GE         32              *                  Dp             CH              *
                  A300-B4 600F/GE         33              *                  Dp             CH              *
                  A300-B4 600F/GE         34              *                  Dp             CH              *
                  A300-B4 600F/GE         35              *                  Dp             CH              *
                  A300-B4 600F/GE         36              *                  Dp             CH              *
                  A300-B4 600F/GE         37              *                  Dp             CH              *
                  A300-B4 600F/GE         38              *                  Dp             CH              *
                  A300-B4 600F/GE         39              *                  Dp             CH              *
                  A300-B4 600F/GE         40              *                  Dp             CH              *
                  A300-B4 600F/GE         41              *                  Dp             CH              *
                  A300-B4 600F/GE         42              *                  Dp             CH              *
                  A300-B4 600F/GE         43              *                  Dp             CH              *
                  A300-B4 600F/GE         44              *                  Dp             CH              *
                  A300-B4 600F/GE         45              *                  Dp             CH              *
                  A300-B4 600F/GE         46              *                  Dp             CH              *
                  A300-B4 600F/GE         47              *                  Dp             CH              *
                  A300-B4 600F/GE         48              *                  Dp             CH              *

15 Jul 1991       A300-B4 600F/GE         1               *                  2              CH              *          *

15 Aug 1991       A300-B4 600F/GE         2               *                  2              CH              *          *

15 Oct 1991       A300-B4 600F/GE         3               *                  2              CH              *
                  A300-B4 600F/GE         4               *                  2              CH              *          *

16 Dec 1991       A300-B4 600F/GE         5               *                  2              CH              *          *

17 Feb 1992       A300-B4 600F/GE         6               *                  2              CH              *          *

15 May 1992       A300-B4 600F/GE         7               *                  2              CH              *          *

15 Jun 1992       A300-B4 600F/GE         1               *                  3              CH              *          *


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express (FDX)
General Chronological Predelivery Payment Schedule at September 1994 Administrator Jakob Fuhkenstein
The : 21/09/1994 - From : AVSA                            Page 2

                                                                                                        Amount      Total/
Due Date          A/C - Eng. MSN          A/C Rk          Del. Date          Pmt N          Pt          Due US$     Date US$
--------          --------------          ------          ---------          -----          --          -------     --------

15 Jun 1992       A300-B4 600F/GE         8               *                  2              CH              *          *

!5 Jul 1992       A300-B4 600F/GE         2               *                  3              CH              *
                  A300-B4 600F/GE         10              *                  2              CH              *          *

17 Aug 1992       A300-B4 600F/GE         1               *                  4              CH              *
                  A300-B4 600F/GE         9               *                  2              CH              *          *

15 Sep 1992       A300-B4 600F/GE         2               *                  4              CH              *
                  A300-B4 600F/GE         3               *                  3              CH              *
                  A300-B4 600F/GE         4               *                  3              CH              *
                  A300-B4 600F/GE         11              *                  2              CH              *          *

15 Oct 1992       A300-B4 600F/GE         1               *                  5              CH              *
                  A300-B4 600F/GE         12              *                  2              CH              *          *

16 Nov 1992       A300-B4 600F/GE         2               *                  5              CH              *
                  A300-B4 600F/GE         3               *                  4              CH              *
                  A300-B4 600F/GE         4               *                  4              CH              *
                  A300-B4 600F/GE         5               *                  3              CH              *
                  A300-B4 600F/GE         10              *                  3              CH              *          *

15 Jan 1993       A300-B4 600F/GE         3               *                  5              CH              *
                  A300-B4 600F/GE         4               *                  5              CH              *
                  A300-B4 600F/GE         5               *                  4              CH              *
                  A300-B4 600F/GE         6               *                  3              CH              *
                  A300-B4 600F/GE         11              *                  3              CH              *          *

15 Feb 1993       A300-B4 600F/GE         12              *                  3              CH              *
                  A300-B4 600F/GE         14              *                  2              CH              *          *

15 Mar 1993       A300-B4 600F/GE         5               *                  5              CH              *
                  A300-B4 600F/GE         6               *                  4              CH              *
                  A300-B4 600F/GE         15              *                  2              CH              *          *

15 Apr 1993       A300-B4 600F/GE         7               *                  3              CH              *          *

17 May 1993       A300-B4 600F/GE         6               *                  5              CH              *
                  A300-B4 600F/GE         8               *                  3              CH              *
                  A300-B4 600F/GE         10              *                  4              CH              *
                  A300-B4 600F/GE         16              *                  2              CH              *

15 Jun 1993       A300-B4 600F/GE         7               *                  4              CH              *
                  A300-B4 600F/GE         14              *                  3              CH              *          *

15 Jul 1993       A300-B4 600F/GE         8               *                  4              CH              *
                  A300-B4 600F/GE         9               *                  3              CH              *
                  A300-B4 600F/GE         11              *                  4              CH              *
                  A300-B4 600F/GE         15              *                  3              CH              *
                  A300-B4 600F/GE         17              *                  2              CH              *          *

16 Aug 1993       A300-B4 600F/GE         7               *                  5              CH              *
                  A300-B4 600F/GE         12              *                  4              CH              *          *

15 Sep 1993       A300-B4 600F/GE         8               *                  5              CH              *
                  A300-B4 600F/GE         9               *                  4              CH              *
                  A300-B4 600F/GE         16              *                  3              CH              *          *

15 Nov 1993       A300-B4 600F/GE         9               *                  5              CH              *
                  A300-B4 600F/GE         17              *                  3              CH              *          *

15 Dec 1993       A300-B4 600F/GE         10              *                  5              CH              *
                  A300-B4 600F/GE         14              *                  4              CH              *          *

17 Jan 1994       A300-B4 600F/GE         15              *                  4              CH              *          *

15 Feb 1994       A300-B4 600F/GE         11              *                  5              CH              *
                  A300-B4 600F/GE         18              *                  2              CH              *          *


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express (FDX)
General Chronological Predelivery Payment Schedule at September 1994 Administrator Jakob Fuhkenstein
The : 21/09/1994 - From : AVSA                            Page 3

                                                                                                        Amount      Total/
Due Date          A/C - Eng. MSN          A/C Rk          Del. Date          Pmt N          Pt          Due US$     Date US$
--------          --------------          ------          ---------          -----          --          -------     --------

15 Mar 1994       A300-B4 600F/GE         12              *                  5              CH              *
                  A300-B4 600F/GE         16              *                  4              CH              *
                  A300-B4 600F/GE         19              *                  2              CH              *          *

16 May 1994       A300-B4 600F/GE         17              *                  4              CH              *
                  A300-B4 600F/GE         20              *                  2              CH              *          *

15 Jun 1994       A300-B4 600F/GE         18              *                  3              CH              *          *

15 Jul 1994       A300-B4 600F/GE         14              *                  5              CH              *
                  A300-B4 600F/GE         19              *                  3              CH              *
                  A300-B4 600F/GE         21              *                  2              CH              *          *

15 Aug 1994       A300-B4 600F/GE         15              *                  5              CH              *          *

17 Aug 1994       A300-B4 600F/GE         13              *                  2              CH              *
                  A300-B4 600F/GE         13              *                  3              CH              *
                  A300-B4 600F/GE         13              *                  4              CH              *
                  A300-B4 600F/GE         13              *                  5              CH              *          *

15 Sep 1994       A300-B4 600F/GE         20              *                  3              CH              *
                  A300-B4 600F/GE         22              *                  2              CH              *          *

17 Oct 1994       A300-B4 600F/GE         16              *                  5              CH              *
                  A300-B4 600F/GE         26              *                  1              CH              *          *

15 Nov 1994       A300-B4 600F/GE         21              *                  3              CH              *          *

15 Dec 1994       A300-B4 600F/GE         17              *                  5              CH              *
                  A300-B4 600F/GE         18              *                  4              CH              *          *

16 Jan 1995       A300-B4 600F/GE         19              *                  4              CH              *
                  A300-B4 600F/GE         22              *                  3              CH              *          *

15 Feb 1995       A300-B4 600F/GE         23              *                  2              CH              *
                  A300-B4 600F/GE         26              *                  2              CH              *          *

15 Mar 1995       A300-B4 600F/GE         20              *                  4              CH              *
                  A300-B4 600F/GE         24              *                  2              CH              *          *

15 May 1995       A300-B4 600F/GE         21              *                  4              CH              *
                  A300-B4 600F/GE         25              *                  2              CH              *          *

15 Jun 1995       A300-B4 600F/GE         23              *                  3              CH              *          *

17 Jul 1995       A300-B4 600F/GE         18              *                  5              CH              *
                  A300-B4 600F/GE         22              *                  4              CH              *
                  A300-B4 600F/GE         24              *                  3              CH              *
                  A300-B4 600F/GE         27              *                  1              CH              *          *

15 Aug 1995       A300-B4 600F/GE         19              *                  5              CH              *
                  A300-B4 600F/GE         26              *                  3              CH              *          *

15 Sep 1995       A300-B4 600F/GE         25              *                  3              CH              *          *

16 Oct 1995       A300-B4 600F/GE         20              *                  5              CH              *
                  A300-B4 600F/GE         28              *                  1              CH              *          *

15 Nov 1995       A300-B4 600F/GE         27              *                  2              CH              *          *

15 Dec 1995       A300-B4 600F/GE         21              *                  5              CH              *
                  A300-B4 600F/GE         23              *                  4              CH              *          *

15 Jan 1996       A300-B4 600F/GE         24              *                  4              CH              *          *

15 Feb 1996       A300-B4 600F/GE         22              *                  5              CH              *
                  A300-B4 600F/GE         28              *                  2              CH              *
                  A300-B4 600F/GE         29              *                  1              CH              *          *


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express (FDX)
General Chronological Predelivery Payment Schedule at September 1994 Administrator Jakob Fuhkenstein
The : 21/09/1994 - From : AVSA                            Page 4

                                                                                                        Amount      Total/
Due Date          A/C - Eng. MSN          A/C Rk          Del. Date          Pmt N          Pt          Due US$     Date US$
--------          --------------          ------          ---------          -----          --          -------     --------

15 Mar 1996       A300-B4 600F/GE         25              *                  4              CH              *
                  A300-B4 600F/GE         26              *                  4              CH              *
                  A300-B4 600F/GE         30              *                  1              CH              *          *

15 May 1996       A300-B4 600F/GE         27              *                  3              CH              *
                  A300-B4 600F/GE         31              *                  1              CH              *          *

17 Jun 1996       A300-B4 600F/GE         29              *                  2              CH              *          *

15 Jul 1996       A300-B4 600F/GE         23              *                  5              CH              *
                  A300-B4 600F/GE         30              *                  2              CH              *
                  A300-B4 600F/GE         32              *                  1              CH              *          *

15 Aug 1996       A300-B4 600F/GE         24              *                  5              CH              *
                  A300-B4 600F/GE         28              *                  3              CH              *          *

16 Sep 1996       A300-B4 600F/GE         31              *                  2              CH              *
                  A300-B4 600F/GE         33              *                  1              CH              *          *

15 Oct 1996       A300-B4 600F/GE         25              *                  5              CH              *
                  A300-B4 600F/GE         34              *                  1              CH              *          *

15 Nov 1996       A300-B4 600F/GE         32              *                  2              CH              *          *

16 Dec 1996       A300-B4 600F/GE         27              *                  4              CH              *
                  A300-B4 600F/GE         29              *                  3              CH              *          *

15 Jan 1997       A300-B4 600F/GE         30              *                  3              CH              *
                  A300-B4 600F/GE         33              *                  2              CH              *          *

17 Feb 1997       A300-B4 600F/GE         34              *                  2              CH              *
                  A300-B4 600F/GE         35              *                  1              CH              *          *

17 Mar 1997       A300-B4 600F/GE         28              *                  4              CH              *
                  A300-B4 600F/GE         31              *                  3              CH              *
                  A300-B4 600F/GE         36              *                  1              CH              *          *

15 May 1997       A300-B4 600F/GE         32              *                  3              CH              *
                  A300-B4 600F/GE         37              *                  1              CH              *          *

16 Jun 1997       A300-B4 600F/GE         35              *                  2              CH              *          *

15 Jul 1997       A300-B4 600F/GE         29              *                  4              CH              *
                  A300-B4 600F/GE         33              *                  3              CH              *
                  A300-B4 600F/GE         36              *                  2              CH              *
                  A300-B4 600F/GE         38              *                  1              CH              *          *

15 Aug 1997       A300-B4 600F/GE         30              *                  4              CH              *
                  A300-B4 600F/GE         34              *                  3              CH              *          *

15 Sep 1997       A300-B4 600F/GE         37              *                  2              CH              *
                  A300-B4 600F/GE         39              *                  1              CH              *          *

15 Oct 1997       A300-B4 600F/GE         31              *                  4              CH              *
                  A300-B4 600F/GE         40              *                  1              CH              *          *

17 Nov 1997       A300-B4 600F/GE         38              *                  2              CH              *          *

15 Dec 1997       A300-B4 600F/GE         32              *                  4              CH              *
                  A300-B4 600F/GE         35              *                  3              CH              *          *

15 Jan 1998       A300-B4 600F/GE         36              *                  3              CH              *
                  A300-B4 600F/GE         39              *                  2              CH              *          *

16 Feb 1998       A300-B4 600F/GE         33              *                  4              CH              *
                  A300-B4 600F/GE         40              *                  2              CH              *
                  A300-B4 600F/GE         41              *                  1              CH              *          *


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express (FDX)
General Chronological Predelivery Payment Schedule at September 1994 Administrator Jakob Fuhkenstein
The : 21/09/1994 - From : AVSA                            Page 5

                                                                                                        Amount      Total/
Due Date          A/C - Eng. MSN          A/C Rk          Del. Date          Pmt N          Pt          Due US$     Date US$
--------          --------------          ------          ---------          -----          --          -------     --------

16 Mar 1998       A300-B4 600F/GE         34              *                  4              CH              *
                  A300-B4 600F/GE         37              *                  3              CH              *
                  A300-B4 600F/GE         42              *                  1              CH              *          *

15 May 1998       A300-B4 600F/GE         38              *                  3              CH              *
                  A300-B4 600F/GE         43              *                  1              CH              *          *

15 Jun 1998       A300-B4 600F/GE         41              *                  2              CH              *          *

15 Jul 1998       A300-B4 600F/GE         35              *                  4              CH              *
                  A300-B4 600F/GE         39              *                  3              CH              *
                  A300-B4 600F/GE         42              *                  2              CH              *
                  A300-B4 600F/GE         44              *                  1              CH              *          *

17 Aug 1998       A300-B4 600F/GE         36              *                  4              CH              *
                  A300-B4 600F/GE         40              *                  3              CH              *          *

15 Sep 1998       A300-B4 600F/GE         43              *                  2              CH              *
                  A300-B4 600F/GE         45              *                  1              CH              *          *

15 Oct 1998       A300-B4 600F/GE         37              *                  4              CH              *
                  A300-B4 600F/GE         46              *                  1              CH              *          *

16 Nov 1998       A300-B4 600F/GE         44              *                  2              CH              *          *

15 Dec 1998       A300-B4 600F/GE         38              *                  4              CH              *
                  A300-B4 600F/GE         41              *                  3              CH              *          *

15 Jan 1999       A300-B4 600F/GE         42              *                  3              CH              *
                  A300-B4 600F/GE         45              *                  2              CH              *          *

15 Feb 1999       A300-B4 600F/GE         39              *                  4              CH              *
                  A300-B4 600F/GE         46              *                  2              CH              *
                  A300-B4 600F/GE         47              *                  1              CH              *          *

15 Mar 1999       A300-B4 600F/GE         40              *                  4              CH              *
                  A300-B4 600F/GE         43              *                  3              CH              *
                  A300-B4 600F/GE         48              *                  1              CH              *          *
17 May 1999       A300-B4 600F/GE         44              *                  3              CH              *

15 Jun 1999       A300-B4 600F/GE         47              *                  2              CH              *          *

15 Jul 1999       A300-B4 600F/GE         41              *                  4              CH              *
                  A300-B4 600F/GE         45              *                  3              CH              *
                  A300-B4 600F/GE         48              *                  2              CH              *          *

16 Aug 1999       A300-B4 600F/GE         42              *                  4              CH              *
                  A300-B4 600F/GE         46              *                  3              CH              *          *

15 Oct 1999       A300-B4 600F/GE         43              *                  4              CH              *          *

15 Dec 1999       A300-B4 600F/GE         44              *                  4              CH              *
                  A300-B4 600F/GE         47              *                  3              CH              *          *

17 Jan 2000       A300-B4 600F/GE         48              *                  3              CH              *          *

15 Feb 2000       A300-B4 600F/GE         45              *                  4              CH              *          *

15 Mar 2000       A300-B4 600F/GE         46              *                  4              CH              *          *

17 Jul 2000       A300-B4 600F/GE         47              *                  4              CH              *          *

15 Aug 2000       A300-B4 600F/GE         48              *                  4              CH              *          *

                                                                             Total due      *


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express (FDX)
General Predelivery Payment  Status at September 1994
As per Last Amendment No. 2 signed on 17 Aug 1994
Administrator : Jakob Funkenstein
The : 2/09/1994 - From : AVSA                             Page 1

                                                                                             Still
                                                                           Pmt               to be    Total US$
                  AC     Del.    Pmt   Due          Amount    Paid         Made   Already    paid     Unpaid/
   A/C-Eng.       Pk     Dat     N     Date         Due US$   on      Pt   US$    Paid US$   US$      Overpaid
   --------       --     ----    ---   ----         -------   ----    --   ----   --------   -----    ---------
  -B4 600-GE      1      *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Jul 1991  *         *       CH   *
                                 3     15 Jul 1992  *         *       CH   *
                                 4     17 Aug 1992  *         *       CH   *
                                 5     15 Oct 1992  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      2      *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Aug 1991  *         *       CH   *
                                 3     15 Jul 1992  *         *       CH   *
                                 4     15 Sep 1992  *         *       CH   *
                                 5     16 Nov 1992  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      3      *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Oct 1991  *         *       CH   *
                                 3     15 Sep 1992  *         *       CH   *
                                 4     16 Nov 1992  *         *       CH   *
                                 5     15 Jan 1993  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      4      *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Oct 1991  *         *       CH   *
                                 3     15 Sep 1992  *         *       CH   *
                                 4     16 Nov 1992  *         *       CH   *
                                 5     15 Jan 1993  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      5      *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     16 Dec 1991  *         *       CH   *
                                 3     16 Nov 1992  *         *       CH   *
                                 4     15 Jan 1993  *         *       CH   *
                                 5     15 Mar 1993  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      6      *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     17 Feb 1992  *         *       CH   *
                                 3     15 Jan 1993  *         *       CH   *
                                 4     15 Mar 1993  *         *       CH   *
                                 5     17 May 1993  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      7      *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 May 1992  *         *       CH   *
                                 3     15 Apr 1993  *         *       CH   *
                                 4     15 Jun 1993  *         *       CH   *
                                 5     16 Aug 1993  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      8      *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Jun 1992  *         *       CH   *
                                 3     17 May 1993  *         *       CH   *
                                 4     15 Jul 1993  *         *       CH   *
                                 5     15 Sep 1993  *         *       CH   *

* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express (FDX)
The : 2/09/1994 - From : AVSA                           Page 2

                                                                                             Still
                                                                           Pmt               to be    Total US$
                  AC     Del.    Pmt   Due          Amount    Paid         Made   Already    paid     Unpaid/
   A/C-Eng.       Pk     Dat     N     Date         Due US$   on      Pt   US$    Paid US$   US$      Overpaid
   --------       --     ----    ---   ----         -------   ----    --   ----   --------   -----    ---------

  -B4 600-GE      9      *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     17 Aug 1992  *         *       CH   *
                                 3     15 Jul 1993  *         *       CH   *
                                 4     15 Sep 1993  *         *       CH   *
                                 5     15 Nov 1993  *         *       CH   *
                                                    *                      *      *
  -B4 600-GE      10     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Jul 1992  *         *       CH   *
                                 3     16 Nov 1992  *         *       CH   *
                                 4     17 May 1993  *         *       CH   *
                                 5     15 Dec 1993  *         *       CH   *
                                                    *                      *      *
  -B4 600-GE      11     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Sep 1992  *         *       CH   *
                                 3     15 Jan 1993  *         *       CH   *
                                 4     15 Jul 1993  *         *       CH   *
                                 5     15 Feb 1994  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      12     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Oct 1992  *         *       CH   *
                                 3     15 Feb 1993  *         *       CH   *
                                 4     16 Aug 1993  *         *       CH   *
                                 5     15 Mar 1994  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      13     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     17 Aug 1994  *         *       CH   *
                                 3     17 Aug 1994  *         *       CH   *
                                 4     17 Aug 1994  *         *       CH   *
                                 5     17 Aug 1994  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      14     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Feb 1993  *         *       CH   *
                                 3     15 Jun 1993  *         *       CH   *
                                 4     15 Dec 1993  *         *       CH   *
                                 5     15 Jul 1994  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      15     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Mar 1993  *         *       CH   *
                                 3     15 Jul 1993  *         *       CH   *
                                 4     17 Jan 1994  *         *       CH   *
                                 5     15 Aug 1994  *         *       CH   *
                                                    *                      *      *

  -B4 600-GE      16     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     17 May 1993  *         *       CH   *
                                 3     15 Sep 1993  *         *       CH   *
                                 4     15 Mar 1994  *         *       CH   *
                                 5     17 Oct 1994  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      17     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Jul 1993  *         *       CH   *
                                 3     15 Nov 1993  *         *       CH   *
                                 4     16 May 1994  *         *       CH   *
                                 5     15 Dec 1994  *                 CH
                                                    *                      *      *          *


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express (FDX)
The : 2/09/1994 - From : AVSA                           Page 3

                                                                                            Still
                                                                          Pmt               to be    Total US$
                  AC     Del.    Pmt   Due         Amount    Paid         Made   Already    paid     Unpaid/
   A/C-Eng.       Pk     Dat     N     Date        Due US$   on      Pt   US$    Paid US$   US$      Overpaid
   --------       --     ----    ---   ----        -------   ----    --   ----   --------   -----    ---------

  -B4 600-GE      18     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Feb 1994  *         *       CH   *
                                 3     15 Jun 1994  *         *       CH   *
                                 4     15 Dec 1994  *                 CH
                                 5     17 Jul 1995  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      19     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Mar 1994  *         *       CH   *
                                 3     15 Jul 1994  *         *       CH   *
                                 4     16 Jan 1995  *                 CH
                                 5     15 Aug 1995  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      20     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     16 May 1994  *         *       CH   *
                                 3     15 Sep 1994  *         *       CH   *
                                 4     15 Mar 1995  *                 CH
                                 5     16 Oct 1995  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      21     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Jul 1994  *         *       CH   *
                                 3     15 Nov 1994  *                 CH
                                 4     15 May 1995  *                 CH
                                 5     15 Dec 1995  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      22     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Sep 1994  *         *       CH   *
                                 3     16 Jan 1995  *                 CH
                                 4     17 Jul 1995  *                 CH
                                 5     15 Feb 1996  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      23     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Feb 1995  *                 CH
                                 3     15 Jun 1995  *                 CH
                                 4     15 Dec 1995  *                 CH
                                 5     15 Jul 1996  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      24     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 Mar 1995  *                 CH
                                 3     17 Jul 1995  *                 CH
                                 4     15 Jan 1996  *                 CH
                                 5     15 Aug 1996  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      25     *       1      3 Jul 1991  *         *       CH   *
   Pur. Agr.                     2     15 May 1995  *                 CH
                                 3     15 Sep 1995  *                 CH
                                 4     15 Mar 1996  *                 CH
                                 5     15 Oct 1996  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      26     *       Dp     3 Jul 1991  *         *       CH   *
     MSN-.                       1     17 Oct 1994  *                 CH
   Pur. Agr.                     2     15 Feb 1995  *                 CH
                                 3     15 Aug 1995  *                 CH
                                 4     15 Mar 1996  *                 CH
                                                    *                      *      *          *


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express (FDX)
The : 2/09/1994 - From : AVSA                           Page 4

                                                                                            Still
                                                                          Pmt               to be    Total US$
                  AC     Del.    Pmt   Due         Amount    Paid         Made   Already    paid     Unpaid/
   A/C-Eng.       Pk     Dat     N     Date        Due US$   on      Pt   US$    Paid US$   US$      Overpaid
   --------       --     ----    ---   ----        -------   ----    --   ----   --------   -----    ---------

  -B4 600-GE      27     *       Dp     3 Jul 1991  *         *       CH   *
     MSN-.                       1     17 Jul 1995  *                 CH
   Pur. Agr.                     2     15 Nov 1995  *                 CH
                                 3     15 May 1996  *                 CH
                                 4     16 Dec 1996  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      28     *       Dp     3 Jul 1991  *         *       CH   *
     MSN-.                       1     16 Oct 1995  *                 CH
   Pur. Agr.                     2     15 Feb 1996  *                 CH
                                 3     15 Aug 1996  *                 CH
                                 4     17 Mar 1997  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      29     *       Dp     3 Jul 1991  *         *       CH   *
     MSN-.                       1     15 Feb 1996  *                 CH
   Pur. Agr.                     2     17 Jun 1996  *                 CH
                                 3     16 Dec 1996  *                 CH
                                 4     15 Jul 1997  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      30     *       Dp     3 Jul 1991  *         *       CH   *
     MSN-.                       1     15 Mar 1996  *                 CH
   Pur. Agr.                     2     15 Jul 1996  *                 CH
                                 3     15 Jan 1997  *                 CH
                                 4     15 Aug 1997  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      31     *       Dp     3 Jul 1991  *         *       CH   *
     MSN-.                       1     15 May 1996  *                 CH
   Pur. Agr.                     2     16 Sep 1996  *                 CH
                                 3     17 Mar 1997  *                 CH
                                 4     15 Oct 1997  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      32     *       Dp     3 Jul 1991  *         *       CH   *
     MSN-.                       1     15 Jul 1996  *                 CH
   Pur. Agr.                     2     15 Nov 1996  *                 CH
                                 3     15 May 1997  *                 CH
                                 4     15 Dec 1997  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      33     *       Dp     3 Jul 1991  *         *       CH   *
     MSN-.                       1     16 Sep 1996  *                 CH
   Pur. Agr.                     2     15 Jan 1996  *                 CH
                                 3     15 Jul 1997  *                 CH
                                 4     16 Feb 1998  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      34     *       Dp     3 Jul 1991  *         *       CH   *
     MSN-.                       1     15 Oct 1996  *                 CH
   Pur. Agr.                     2     17 Feb 1997  *                 CH
                                 3     15 Aug 1997  *                 CH
                                 4     16 Mar 1998  *                 CH
                                                    *                      *      *          *

  -B4 600-GE      35     *       Dp     3 Jul 1991  *         *       CH   *
     MSN-.                       1     17 Feb 1997  *                 CH
   Pur. Agr.                     2     16 Jun 1997  *                 CH
                                 3     15 Dec 1997  *                 CH
                                 4     15 Jul 1998  *                 CH
                                                    *                      *      *          *


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express (FDX)
The : 2/09/1994 - From : AVSA                           Page 5

                                                                                             Still
                                                                           Pmt               to be    Total US$
                  AC     Del.    Pmt   Due          Amount    Paid         Made   Already    paid     Unpaid/
   A/C-Eng.       Pk     Dat     N     Date         Due US$   on      Pt   US$    Paid US$   US$      Overpaid
   --------       --     ----    ---   ----         -------   ----    --   ----   --------   -----    ---------

  -B4 600-GE      36     *       Dp     3 Jul 1991   *         *       CH   *
      MSN-.                      1     17 Mar 1997   *                 CH
    Pur. Agr.                    2     15 Jul 1997   *                 CH
                                 3     15 Jan 1998   *                 CH
                                 4     17 Aug 1998   *                 CH
                                                     *                      *      *          *

  -B4 600-GE      37     *       Dp     3 Jul 1991   *         *       CH   *
     MSN-.                       1     15 May 1997   *                 CH
   Pur. Agr.                     2     15 Sep 1997   *                 CH
                                 3     16 Mar 1998   *                 CH
                                 4     15 Oct 1998   *                 CH
                                                     *                      *      *          *

  -B4 600-GE      38     *       Dp     3 Jul 1991   *         *       CH   *
     MSN-.                       1     15 Jul 1997   *                 CH
   Pur. Agr.                     2     17 Nov 1997   *                 CH
                                 3     15 May 1998   *                 CH
                                 4     15 Dec 1998   *                 CH
                                                     *                      *      *          *

  -B4 600-GE      39     *       Dp     3 Jul 1991   *         *       CH   *
     MSN-.                       1      15 Sep 1997  *                 CH
   Pur. Agr.                     2      15 Jan 1998  *                 CH
                                 3      15 Jul 1998  *                 CH
                                 4      15 Feb 1999  *                 CH
                                                     *                      *      *          *

  -B4 600-GE      40     *       Dp      3 Jul 1991  *         *       CH   *
     MSN-.                       1      15 Oct 1997  *                 CH
   Pur. Agr.                     2      16 Feb 1998  *                 CH
                                 3      17 Aug 1998  *                 CH
                                 4      15 Mar 1999  *                 CH
                                                     *                      *      *          *

  -B4 600-GE      41     *       Dp      3 Jul 1991  *         *       CH   *
     MSN-.                       1      16 Feb 1998  *                 CH
   Pur. Agr.                     2      15 Jun 1998  *                 CH
                                 3      15 Dec 1998  *                 CH
                                 4      15 Jul 1999  *                 CH
                                                     *                      *      *          *

  -B4 600-GE      42     *       Dp      3 Jul 1991  *         *       CH   *
     MSN-.                       1      16 Mar 1998  *                 CH
   Pur. Agr.                     2      15 Jul 1998  *                 CH
                                 3      15 Jan 1999  *                 CH
                                 4      16 Aug 1999  *                 CH
                                                     *                      *      *          *

  -B4 600-GE      43     *       Dp      3 Jul 1991  *         *       CH   *
      MSN-.                      1      15 May 1998  *                 CH
    Pur. Agr.                    2      15 Sep 1998  *                 CH
                                 3      15 Mar 1999  *                 CH
                                 4      15 Oct 1999  *                 CH
                                                     *                      *      *          *

  -B4 600-GE      44     *       Dp      3 Jul 1991  *         *       CH   *
     MSN-.                       1      15 Jul 1998  *                 CH
   Pur. Agr.                     2      16 Nov 1998  *                 CH
                                 3      17 May 1999  *                 CH
                                 4      15 Dec 1999  *                 CH
                                                     *                      *      *          *


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express (FDX)
The : 2/09/1994 - From : AVSA                           Page 6

                                                                                             Still
                                                                           Pmt               to be    Total US$
                  AC     Del.    Pmt   Due          Amount    Paid         Made   Already    paid     Unpaid/
   A/C-Eng.       Pk     Dat     N     Date         Due US$   on      Pt   US$    Paid US$   US$      Overpaid
   --------       --     ----    ---   ----         -------   ----    --   ----   --------   -----    ---------

  -B4 600-GE      45     *       Dp     3 Jul 1991   *         *       CH   *
     MSN-.                       1     15 Sep 1998   *                 CH
   Pur. Agr.                     2     15 Jan 1999   *                 CH
                                 3     15 Jul 1999   *                 CH
                                 4     15 Feb 2000   *                 CH
                                                     *                      *      *          *

  -B4 600-GE      46     *       Dp     3 Jul 1991   *         *       CH   *
     MSN-.                       1     15 Oct 1998   *                 CH
   Pur. Agr.                     2     15 Feb 1999   *                 CH
                                 3     16 Aug 1999   *                 CH
                                 4     15 Mar 2000   *                 CH
                                                     *                      *      *          *

  -B4 600-GE      47     *       Dp     3 Jul 1991   *         *       CH   *
     MSN-.                       1     15 Feb 1999   *                 CH
   Pur. Agr.                     2     15 Jun 1999   *                 CH
                                 3     15 Dec 1999   *                 CH
                                 4     17 Jul 2000   *                 CH
                                                     *                      *      *          *

  -B4 600-GE      48     *       Dp     3 Jul 1991   *         *       CH   *
     MSN-.                       1     15 Mar 1999   *                 CH
   Pur. Agr.                     2     15 Jul 1999   *                 CH
                                 3     17 Jan 2000   *                 CH
                                 4     15 Aug 2000   *                 CH
                                                     *                      *      *          *

Total Predelivery Payments to be Done         Total already paid                       *
  *                                           Total remaining to be paid               *
                                              Total Unpaid      (for record)           *
Total : 48 aircraft [ *             ]


* Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.